Prospectus supplement dated May 10, 2018
to the following prospectus(es):
BOA IV, BOA America's Vision Annuity, BOA America's Future Annuity II, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, BOA Elite Venue Annuity, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, Nationwide Destination C, BOA All American Annuity, Compass All American, BOA America's Future Annuity, Key Future, America's Future Horizon Annuity, BOA V, BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, BOA Next Generation II FPVUL, NLIC Options Plus, and NLIC Options Premier dated May 1, 2018
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure change is made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract/policy. Effective May 1, 2018, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Neuberger Berman Advisers Management Trust – Socially Responsive Portfolio: I Class Shares	Neuberger Berman Advisers Management Trust – Sustainable Equity Portfolio: Class I Shares
PROS-0376
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